UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 8, 2023

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	COLM	Nasdaq Global Select Market
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 8, 2023, Columbia Sportswear Company (the "Company") held its 2023 Annual Meeting of Shareholders (the "Annual Meeting"). The total number of shares of the Company’s common stock voted virtually or by proxy at the Annual Meeting was 59,881,826, representing approximately 96.45% of the 62,082,266 shares outstanding and entitled to vote at the Annual Meeting. The following matters were submitted to a vote of the shareholders, the results of which were as follows:
1.Election of Directors. The following persons were elected as directors of the Company by the votes cast as follows:

	Votes For	Votes Against or Withheld	Broker Non-Votes
Timothy P. Boyle	57,044,920	1,307,258	1,529,648
Stephen E. Babson	56,784,586	1,567,592	1,529,648
Andy D. Bryant	55,493,082	2,859,096	1,529,648
John W. Culver	57,993,013	359,165	1,529,648
Kevin Mansell	56,619,945	1,732,233	1,529,648
Ronald E. Nelson	57,033,940	1,318,238	1,529,648
Christiana Smith Shi	58,207,888	144,290	1,529,648
Sabrina L. Simmons	56,894,498	1,457,680	1,529,648
Malia H. Wasson	56,928,015	1,424,163	1,529,648

2.Ratification of Deloitte & Touche LLP. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was approved as follows:

For	Against	Abstentions
58,973,687	843,777	64,362

3.Approval of Executive Compensation. The proposal to approve, by non-binding vote, executive compensation passed with the following votes:

For	Against	Abstentions	Broker Non-Votes
57,671,661	607,250	73,267	1,529,648

4.Frequency of Advisory Votes on Executive Compensation. The proposal to recommend, by non-binding vote, the frequency of executive compensation votes was voted to be held on an annual basis with the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
57,755,915	27,231	543,295	25,737	1,529,648

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: June 12, 2023	By:	/S/ PETER J. BRAGDON
Peter J. Bragdon
Executive Vice President, Chief Administrative Officer and General Counsel